UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

Alexandre de Takacsy, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – June 30, 2009

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Paul R. Brenner, Esq.[1]

Director

Claude Frey

Director

Claus Helbig

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Didier Pineau-Valencienne[2,3]

Director

Stephen K. West, Esq.[2,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Alexandre de Takacsy

President

Director

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Chairman [2] Audit Committee Member	[3] Governance/Nominating Committee Chairman [4] Pricing Committee Chairman

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in Appenzell, the Bahamas, Basel, Brig, Geneva, London, Lugano, Luxembourg, New York, Paris, Sion, Toronto, Vienna, Zug and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

The massive rebound in the stock markets across the globe in March coincided with an improvement of the leading business indicators especially in the U.S. and China. The U.S. ISM manufacturing index has come back strongly from a very depressed level; however with a reading below 50 the index indicates that the economic decline is less pronounced, notwithstanding the fact that the activity level is contracting. In the latest survey in the United States, the new orders component of this index was actually growing. Traders have been watching for the first signs of sequential improvement in economic indicators, whatever their absolute level, to jump back in the market.

The rally that started in mid March showed continued strength through the end of April. Bond market volatility continued to be at a high level while stock market volatility went down, indicating that systemic risk has been transferred from the equity markets to government bonds. Governments and central banks’ activity, a multiple of what had been implemented in the 1930s, has also created a transfer of volatility from the equity markets to commodities and currencies. This should not be surprising in light of the size of the balance sheets of central banks and the amount of government bonds being issued lately. Credit risk has been, to a large extent, moved from private balance sheets to public balance sheets.

In the current economic cycle, governments have employed non-traditional liquidity programs in an effort to limit severe losses in the financial markets. These programs have been directed toward defending financial intermediaries and trying to limit the impact of the recession on employment. The scope of the government programs and the timing of the public policy announcements have created a sort of insurance against catastrophic market losses, making hedging the Fund’s market exposure somewhat redundant. As such, Management has reduced its hedges to a very small portion of the Fund’s portfolio despite a recent trend toward cheaper prices for hedges.

China had more success than other countries in stimulating its economy by expanding credit and increasing investment programs. Because China chose to stimulate economic activity by encouraging investments rather than domestic consumption, and because its banking system was much less affected by the crisis and is more directly controlled by the authorities, the positive impact on the economy was quite rapid. The question, of course, is if its actions will have the effect of creating overcapacity and weakening prices.

Currencies

With Switzerland’s ratio of public debt to gross domestic product (GDP) at around 40% (lower than the U.S. and Norway), the Swiss franc is relatively safe. Issues related to external debt and the outsized balance sheets of banks that carry systemic risk, such as UBS and Credit Suisse, are being solved. The euro is still under some pressure against the Swiss franc due to the weakening credit situation of

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

countries such as Greece, Ireland, Spain and Portugal. Because competitive currency devaluation is not an exit strategy from the crisis for these countries, which have all adopted the euro, the weakness in economic activity could last longer than expected.

The U.S. dollar has been gyrating widely against the currencies of its main trading partners, including the Swiss franc, due to talk of a potential downgrade of the rating of U.S. debt from AAA to AA; questions about how the U.S. government will withdraw its stimuli from the market; the massive expansion of the Federal Reserve Bank’s balance sheet; and concern about how the U.S. will be able to reduce public deficits in the future. The dollar’s status as a reserve currency is slowly eroding. As an indication of this erosion, China and Brazil have stated that they intend to buy notes issued by the International Monetary Fund (IMF) with initial indications of 50 billion and 10 billion notes, respectively. While still modest, these potential purchases show an inclination to diversify away from the U.S. dollar. Although both China and Russia recently reaffirmed their support for the dollar, foreign investors are definitively buying much more short term than long term U.S. government debt, revealing their lower level of confidence in U.S. public debt.

Interest rates

Although central banks can control short term rates, long term yields are determined by the market, even though central bank purchases of long term government paper and mortgage backed securities somewhat relieve upside pressure on rates created by an increase in issuance volume. In most countries the yield curve is steepening due to an increase in long term yields. This effect has been the strongest in the U.S. where the difference between the yield of ten year government paper and one year government paper is 3.3%. In comparison, the difference between the same maturities is 2.5% on the euro curve and 2.15% on the Swiss franc curve.

This increase in government long term rates does not seem to have been caused by an increase in inflation expectations. Break-even rates as indicated in the yields of U.S. Treasury Inflation Protected Securities (TIPS) are close to 2%, which is about the average since 1999.

While part of this increase can be explained by better economic prospects, investors are watching a large supply of government securities coming to the market and witnessing a buildup in the so-called “term premium” (compensation for the risks not related to the business cycle). This term premium, which has been declining since 1994 due to the positive effect of globalization on inflation and the predictability of the Federal Reserve interest rate moves under Chairman Greenspan, is now making a comeback.

Swiss economy

The Swiss National Bank (“SNB”) opted to leave its target range unchanged for the three-month London Interbank Offer Rate (“LIBOR”) at its last meeting on June 18th.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

The SNB noted that it would continue an expansionary monetary policy because it believed that the risk of deflation, although recently reduced, was still a concern. The SNB also repeated its intention to buy bonds from private sector issuers and intervened in the foreign exchange market to avert further significant appreciation of the Swiss franc against the euro. The 160% increase in May indicates that the monetary base continues to grow at a rapid pace.

The Consumer Price Index registered a 1% drop (year-over-year) for the month of May, representing its biggest drop in fifty years. This was well below the official target ceiling of 2%. According to the SNB forecast, the Swiss GDP could see a reduction of 2.5% to 3.0% this year, following a decrease of 0.8% (quarter-over-quarter) and 1.6% (year-over-year) in March.

There were some positive trends in the leading indicators, however, with the Swiss Purchasing Manager Index for manufacturing increasing strongly in March from 32 to 38 and the KOF business confidence indicator stabilizing in May after a long run of declines. Even though many economists expect Switzerland and the Euro zone to lag the U.S. on the recovery path, the high savings rate in Western Europe should make the increasing indebtedness created by the stimulus package more bearable.

Swiss market

The rally in global equity markets was driven by increased liquidity and a reduction in risk aversion rather than by increases in earnings estimates. The valuation of the Swiss market increased from a multiple of around 10 times earnings to about 13 times earnings, a reasonable level based on history. The timing of improvement in corporate earnings will depend on the nature of individual businesses. The quickest to improve should be companies that ride the capital market cycle by helping other companies to raise money. Investment banks should benefit before the traditional commercial banks whose loan books still suffer from downside adjustments because loans, unlike trading assets, are not marked-to-market. In a second stage, industrial and consumer goods companies should see a resumption in growth helped by their exposure to the emerging markets. Food and pharmaceutical companies probably will not witness an early reacceleration of their earnings, primarily due to weak pricing power. However, because they trade at a discount to the market, they have valuation upside as things stabilize. Examples of such companies are Nestle, Novartis and Roche.

Corporate news

Holcim, a global cement producing company, announced its intention to buy Cemex Australia for $1.6 billion in enterprise value. Holcim expects to finance the acquisition through a rights offering. The Swiss company is in a strong financial position compared to the rest of the industry which, in this case, allowed it to take advantage of a motivated seller. Transaction multiples are significantly lower compared to the deals

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Holcim made in the past. In addition to the modest price, this purchase is highly complementary to the company’s own activity in Australia.

UBS raised approximately 3.8 billion Swiss francs by offering newly issued shares from authorized capital to a small number of institutional investors at a price of 13.00 Swiss francs per share. While the offering was a bit of a surprise, it followed SNB declarations urging banks to increase their equity buffers and settlement discussions with the U.S. Internal Revenue Service on cross-border financial services.

Sector review

Industrials and consumer goods

The long term prospects for Switzerland are good, despite the short term weakness due to the economic problems in Europe and the United States.

While Switzerland is not viewed as a country with abundant natural resources, it has some sectors that can benefit from the structural underlying strength of energy. These include utilities, with relatively cheap production costs from hydro and nuclear power, and engineering companies, such as ABB, which sell to the energy sector.

Crop protection and seed producing companies, such as Syngenta, benefit from the strength of agricultural commodities. As acreage expands, as yields need improvement and farmers have more income to spend to in-

crease their production; demand for Syngenta’s product is expected to stay strong. Global demand for agricultural products is also correlated with the economic expansion in the emerging markets. China and Saudi Arabia, for example, tried to increase production of grains in the recent past but their efforts came to a halt as they severely depleted water resources. As a consequence these countries had to return to global markets to import agricultural products.

Green technology is represented in Switzerland by several companies active in the solar sector supplying machines for the production of photovoltaic modules or thin film panels.

Emerging market countries are expected to be the main contributors to global GDP growth in the future. Their consumption should increase with a higher standard of living. Emerging market countries who are members of the G20 had a ratio of public debt to GDP of 38% in 2007. The IMF expects to see this ratio fall to 35% by 2014. If that comes to pass, these countries will have ample room to finance fiscally expensive policies to jump start economic growth.

Many Swiss companies have substantial exposure to emerging markets, including companies in the consumer goods sector, such as Richemont or Swatch, and companies in the industrial sector, such as ABB, Sika and Holcim. Growth at Swatch and Richemont should restart as they each have a large portfolio of brands with multiple price points

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

and they were able to improve their solid positions in distribution during the recent economic cycle. 40% of Swatch’s sales are in Asia as are 24% of Richemont’s sales. As impressive as these numbers are, they may be somewhat understated because of the amount of sales to tourists. In the short run, more signs of demand stabilization are needed. Swiss watch export numbers have been down every month this year, with declines of 25% in March, April and May. This drop in volume reflects the effect of weakening demand and reduction in inventories.

In the first quarter of 2009, Holcim derived 55% of its sales and nearly 60% of its operating profit from emerging markets. In the same quarter 45% of ABB’s sales were in the Middle East, Africa and Asia.

ABB, with its strong competitive positioning in high-voltage products, will benefit from the need for upgrades in infrastructure for the distribution of electricity in many countries or regions such as China, the U.S., India and Europe that will be required if governments want to fully implement clean power generation from solar and wind. Some investors might be disappointed by the relatively extended time needed for these investments to take place.

Financials

Improvements in the credit market continued. Leading indicators, such as the reduction in high yield spreads and credit default swap rates, show good signs for the valuation of the remaining “toxic” assets on bank balance sheets while lagging indicators, such as the growth in the number of bankruptcies, are affecting the loan portfolios of financial firms.

Earnings reports for the first quarter were quite different for UBS and Credit Suisse. UBS continued to struggle with its legacy assets (particularly monoline insurance exposure). Money outflow at its wealth management unit in Switzerland is still taking place. On the other hand, its U.S. wealth management unit registered inflows of money following an aggressive effort to add client advisors. While UBS’ investment bank is still affected by problems in the fixed income sector, the bank is still competitively positioned in most of its businesses, including foreign exchange and equities. UBS has significant exposure to emerging markets. It is the biggest wealth manager in Asia ahead of HSBC. If wealth creation increasingly comes from that part of the world, UBS is well positioned for the future.

Credit Suisse reported a massive upside earnings surprise for its investment bank division in March. While underwriting activities were still weak, trading was outstanding. Credit Suisse’s new business model, based on client activities rather than proprietary trading, produced immediate results. The advantage of this business model is that it requires much less capital and is less costly in terms of personal compensation. Credit Suisse achieved these results without reclassifying its legacy trading assets into its loan book. Deutsche Bank and UBS used

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

such reclassifications, thereby avoiding mark-to-market valuation of those assets, while allowing capital relief, these accounting changes undermine the quality of their companies’ earnings.

Throughout Europe and the U.S., a large number of banks used the relief allowed by accounting boards and other methods to delay recognition of losses or mark downs, thereby publishing first quarter profits, to the surprise of short sellers. The covering of these short positions was one of the reasons for the massive rally that began in March.

So far it appears that activity in the capital markets in the second quarter was as strong as activity in the first quarter. Just in the month of May alone , $285 billion in investment grade bonds were issued globally. The total of new issues of high yield debt increased substantially in the second quarter compared to the first. For the first time since 2007, the market experienced not only an increase in the volume of issues but also a broadening of the types of issuances to include both high yield and covered bonds. This trend is partially attributable to the absence of traditional lending by banking institutions. Large companies with access to the capital markets were able to refinance short term loans with longer term bonds.

Corporations have also issued a large amount of equity capital since March. While these include the large financial institutions in the U.S., industrial companies or companies active in sectors that are relatively im-

mune from weakening demand, such as Givaudan in Switzerland or Danone in France, were also able to participate. There should be some more opportunities to raise capital as corporate managements cautiously consider current improvements in the economy and focus on strengthening their corporate balance sheets. Other corporations have been encouraged to raise capital by regulatory bodies or rating agencies.

SNB is not the regulator of Swiss banks but its voice has a definite impact. The SNB has stated that it would like to see the equity to asset ratio of Swiss banks, especially the ones that pose a systemic risk, go from the 3% currently supported by FINMA, the Swiss regulator, to 5%. UBS is currently at 2.6% and Credit Suisse is above 3%. Banks have options, however. They can raise equity capital, grow equity through retained earnings (which could be accomplished by increasing revenues or by reducing costs to increase margins), or reduce their balance sheets by disposing of assets.

Particularly relevant for the private banking industry is the fact that Switzerland has negotiated a new double taxation agreement with the U.S. based on the OECD’s model tax convention. Once this treaty is signed, it will be the sixth one since the new definition of banking secrecy was adopted by the Swiss government. The treaty has to be reviewed by the Swiss parliament before it is signed into law. The Swiss Finance Minister has stated that an agreement might be difficult to get through Parliament without a settlement

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

on the UBS case (IRS John Doe summons), for which a court hearing date is planned for July 13.

Healthcare

The pharmaceutical sector lagged behind the major indexes during the rebound in the second quarter that was led by the cyclical and the banking sectors. The MSCI Healthcare Index was up 20.3% during the second quarter compared to 28.4% for the MSCI World Index. Underperformance of pharmaceutical stocks is not unexpected in the early stage of a market recovery. The same pattern was observed in the Swiss market with both Roche and Novartis underperforming the Swiss Performance Index (“SPI”) by 15.5% and 7.6%, respectively. While the global biotech sector also failed to benefit from the rebound, there were some exceptions. Basilea outperformed the SPI by nearly 50% for the second quarter. This was partially attributable to a better than anticipated market adoption of its drug, Toctino, for chronic hand eczema and from recovery from a market overreaction to the delay in its antibiotic drug candidate, Zevtera, in February.

With the emergence of a new form of influenza, the H1N1 virus, the World Health Organization (“WHO”) has decided to incrementally increase the level of alert up to its maximum level six in June. The fear of the potential effects of a pandemic on the population and its repercussions on the economy have prompted several public organizations and governments to take some measures. The

U.S. Department of Health and Human Services (“HHS”) and other government agencies are stockpiling antivirals. HHS has awarded contracts to private companies and decided to release more than twelve million doses of Roche’s Tamiflu, together with GSK’s Relenza one of the two anti-infective drugs with demonstrated efficacy against the H1N1 virus. Despite increasing demand for Tamiflu, analysts’ sales forecasts have yet to be revised significantly, although they could prove to be too conservative. Following the outbreak of the Avian Flu in Asia in 2004, Tamiflu generated strong interest in Roche shares when it appeared that its production expanded significantly to meet the huge need for pandemic readiness supply. The multibillion dollar sales of Tamiflu contributed significantly to the performance of Roche’s stock in 2005. Novartis, along with GSK and Sanofi, the main European influenza vaccine manufacturers, is contributing to the development of the first vaccine against H1N1 and has recently announced that it has successfully completed the production of the first batch of cell-based H1N1 influenza vaccine. Although difficult to model in terms of profitability, the potential market for H1N1 vaccines could be much higher than $1 billion. Novartis’ vaccines division accounted for 4% of its first quarter 2009 revenues. Recent events will have a positive effect on its results for the second quarter.

In the U.S., the Obama administration is pushing toward universal health insurance but is struggling with fundamental differences on how to finance it. Although the out-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

come of the plan may be negative for the pharmaceutical industry, the worst case scenario of a government-controlled, one payer system seems unlikely. Current company valuations seem to discount a potential outcome of a 10% reduction in Medicare and Medicaid spending. According to some analysts’ reports, this would affect the earnings per share of pharmaceutical companies by only 2% to 3%. The most optimistic analysts believe that healthcare initiatives will affect the non-pharmaceutical part of total healthcare expenditures and that deflationary pricing will be offset by giving coverage to 47 million Americans who are currently uninsured.

Utilities

The utilities sector continues to underperform due to weak demand for electricity (down by about 5% in Europe in the first half of the year). Trading volume on utilities stocks is typically low, largely due to a limited free float (the Swiss utilities are majority owned by the states). The result is a market that trends sideways and that does not allow traders to buy on the dips and sell higher as they do with other sectors. The outlook of the industry will depend on how much capacity has to be retired and how much new capacity will come on line from projects started a few years earlier. However, the local wholesale electricity price is also positively affected by oil price which is global, as oil is a factor in the cost of electricity generation. New investments in the grid, although necessary, will be delayed until the economics improve and until government incentives work their way through the system. Grid upgrades will allow companies to benefit by offering distribution systems to generators of green energy. For these reasons, Management is cautious in the short term on companies such as ABB, despite the fact that it has a product portfolio that will benefit greatly in the long run.

Fund performance review

Governments have convinced investors that they will not let financial institutions that represent systemic economic risk fail but were able to avoid nationalizing the weakest of them, thereby removing volatility and the risk of catastrophic losses. It was surprising to see how quickly investors factored in the improvement of the economy and the credit markets in the valuation of stocks. Management believed that earnings would be slower to return to previous “normal” levels as expected by investors and kept the Fund in a cautious stance during the second quarter, albeit less cautious than it was at the end of the first quarter.

The Fund’s net asset value (“NAV”) in Swiss francs improved by 4.1% compared to last quarter but at a slower pace than the index. As of June 30th, the total return on the Fund’s NAV was -15.49% in Swiss francs compared to 2.08% for the SPI.

Management maintained a cautious investment outlook throughout the second quarter, awaiting more data confirming a stabilization of the global economy. The very rapid onset of the Chinese stimulus and other international monetary policies pushed up

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

the industrials and consumer discretionary sectors in Europe while the banks, where management had invested some of the Fund’s cash position during the second half of the quarter, did not participate in the upswing to the same extent.

Management believes that there could be more opportunities to buy first class assets in the Swiss market at better prices later in the year because earnings in the next quarter could be mixed and there is little or no visibility on the results for the third quarter.

Indices Performance Comparison

Year to Date December 31, 2008 Through June 30, 2009
Performance in Swiss Francs

Swiss Performance Index (SPI)	2.08%

Swiss Helvetia Fund

Based on Net Asset Value	-15.49%

Change In U. S. Dollar vs. Swiss Franc	2.18%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-17.30%

Based on Market Price	-19.20%

S & P 500 Index	3.19%

MSCI EAFE Index	7.95%

Lipper European Fund Index (10 Largest)	6.10%

Lipper European Fund Universe Average	8.68%

Source: Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 6/30/09	Total return as of year ended December 31												Cumulative Performance 12/31/96- 6/30/09
		2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-15.49%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	78.93%

Swiss Performance Index (SPI)	2.08%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	85.61%

Swiss Market Index (SMI)	-2.36%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	37.07%

iShares Switzlerland[2]	-0.96%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	53.04%

CS EF Swiss Blue Chips[3,7]	0.21%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	46.12%

UBS (CH) Equity Fund[4,7]	1.45%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	49.59%

Pictet (CH) - Swiss Equities[5,7]	4.51%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	61.61%

Saraswiss (Bank Sarasin)[6,7]	-1.35%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	35.35%

Sources : Bloomberg, management companies' websites and Citi Fund Services, LLC.

1 Performance of funds is based on changes in each fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05=1.32, 12/31/06=1.22, 12/31/07=1.13, 12/31/08=1.06, 6/30/09=1.09

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Outlook

The Fund is positioned for a market with less systemic risk but with a tepid recovery. It is underrepresented in the industrial and consumer goods sectors, and has strong exposure to defensive sectors such as healthcare, food and utilities. Exposure to financials, mainly banks, has been increased slowly, as legacy “toxic” assets have been significantly marked down and are now a much smaller part of their balance sheets. Even though allowance for non performance loans will continue to increase, they should be in reasonable proportion to as the large Swiss banks have a large exposure to the Swiss economy in traditional lending and Switzerland has not experience meaningful issues with its real estate market.

Expectations are for some profit taking after the sharp rally, which has taken place after the market bottomed in March. Systemic issues within the financial system and the stress in the credit market have receded substantially. The future direction of the market will largely be a question of valuation. The market must determine the right price earnings multiple for a slow growing economy with a lot of government stimulus and expansionary monetary policies. So far the predominant sentiment Management is hearing from Swiss companies is one of caution. In most cases, companies are reporting that although their business activity has stabilized, there are few signs of resurgence. The impression is that the shape of the recovery in developed markets is more an “L” than a “V”. Unemployment could be a bigger issue than expected by strategists and economists who see it as only a lagging indicator. At this stage of the cycle, a large number of companies that Management has visited have put a sizable number of workers on a shorter schedule. If the recovery does not come, it is likely that layoffs will result. On the positive side, deflation does not seem to be an issue at all at this stage. Sale prices are holding fairly well and no concessions are being given to customers for the sake of gaining market share or generating cash. This is especially the case in concentrated industries.

The level of stock ownership on the balance sheets of institutional investors such as insurance companies is low. At some point, insurance companies will need to increase assets with long durations, such as equities, to match their liabilities. If inflation starts to creep up, the performance of their large holdings of government bonds, if unhedged, could put pressure on their reported equity even though their economic position is positively affected by the simultaneous decrease in the present value of their liabilities.

The analyst community by and large is becoming more and more bullish on the prospects for global cyclical stocks. The thesis is that increased demand from the emerging markets will more than compensate for the drop in the developed markets. Industrial production might increase in the developed markets as inventory needs to be rebuilt. The possibility that central banks and governments will overestimate deflation risk and

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

keep interest rates too low too long could continue to boost demand for stocks, by bringing down the opportunity cost of investing in equities. In this scenario, even if investors feel uneasy about the market rally, they will be less compelled to take profits.

Sincerely,

Alexandre de Takacsy

President and Director

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

June 30th, 2009

In Memoriam

Since completion of the Second Quarterly Report, we have learned of the unexpected death on August 10th of Paul R. Brenner Esq., the Fund’s long time Counselor, Director and Friend. Mr. Brenner advised management on the creation of the Fund in 1987, performed ably as Corporate Secretary and Counsel for more than 15 years, and in 2002 was elected a Director of the Fund. He was serving as Chairman of the Audit Committee at the time of his death.

A man of impeccable legal skills, firm loyalty, and unquestioned integrity, he will be sorely missed by his colleagues on the Board, by Management, and by the many others associated with the Fund over the long years of his tenure.

Our hearts go out to his family.

Samuel B. Witt III, Esq.

Chairman of the Board

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2009 involved changes in the following positions:

New Investments by the Fund

ABB Ltd

Clariant AG

Clariant — Call Warrant Expiring 7 07/17/09

Credit Suisse Group — Call Warrant Expiring 56 12/18/09

Credit Suisse Group

Givaudan SA

Julius Baer Holding — Call Warrant Expiring 60 03/19/10

Kudelski SA

Kuehne & Nagel International AG

MeyerBurger Technology AG

Nobel Biocare Holding AG

Partners Group

SLI — Put Warrant Expiring 760 12/18/09

SMIM — Put Warrant Expiring 950 12/18/09

Sonova Holding AG

Sultzer AG

Swiss Life — Put Warrant Expiring 2.5 09/18/09

Swiss Re — Call Warrant Expiring 43.5 08/21/09

Temenos Group AG

UBS — Call Warrant Expiring 20 12/18/09

UBS — Call Warrant Expiring 25 03/19/10

Written Option — Credit Suisse Group Call Warrant 60 12/18/09

Written Option — UBS Call Warrant 20 08/21/09

Additions to Existing Investments

Actelion Ltd.

Aravis Biotech II LP

Synosia Therapeutics Holding AG

Zurmont Private Madison Private Equity LP

Securities Disposed of and Expired

Credit Suisse Group — Put Warrant Expiring 22 03/20/09

Givaudan — Put Warrant Expiring 705 01/16/09

Holcim — Put Warrant Expiring 59 03/20/09

Lonza Group AG

Roche Holding — Put Warrant Expiring 161 03/20/09

Santhera Pharmaceuticals

SLI — Call Warrant Expiring 820 03/20/09

SMI — Call Warrant Expiring 6,000 03/20/09

SMIM — Put Warrant Expiring 940 06/19/09

Swiss Life — Put Warrant Expiring 110 03/20/09

Swiss Life Holding AG

Swiss Re

Swiss Re — Put Warrant Expiring 45 03/20/09

Syngenta — Put Warrant Expiring 165 02/20/09

Syngenta — Put Warrant Expiring 180 03/20/09

Zurich Financial Services AG

Reductions in Existing Investments

Acino Holding AG

Basilea Pharmaceutica AG

Julius Baer Holding AG

Nestle SA

Novartis AG

Roche Holding AG

UBS AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	June 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 89.24%

Banks — 7.47%

315,000	Credit Suisse Group[1] Registered Shares	$14,366,236	3.84%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $11,524,253)

1,110,000	UBS AG1,2 Registered Shares	13,564,342	3.63%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $12,671,207)

		27,930,578	7.47%

Biotechnology — 13.22%

313,155	Actelion, Ltd.[1,2] Registered Shares	16,369,695	4.37%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $11,615,726)

488,370	Addex Pharmaceuticals, Ltd.[1,2] Registered Shares	12,708,263	3.40%
	Bio-pharmaceutical company that discovers, develops, and markets therapeutic compounds for the treatment of addiction and other neuropsychiatric conditions. (Cost $21,438,554)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

10,000	Bachem Holding AG Registered Shares	$620,661	0.17%
	Manufactures ingredients for pharmaceuticals, generic drugs, and research supplies. (Cost $833,329)

231,860	Basilea Pharmaceutica AG1,2 Registered Shares	19,773,817	5.28%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $23,724,096)

		49,472,436	13.22%

Chemicals — 4.14%

26,288	Acino Holding AG Registered Shares	4,858,524	1.30%
	Offers development, registration and manufacturing of generic and innovative pharmaceuticals using drug delivery technologies. (Cost $4,864,777)

330,000	Clariant AG2 Registered Shares	2,081,560	0.55%
	develops, produces, markets and sales speciality chemical products. (Cost $1,919,887)

14,000	Givaudan SA Registered Shares	8,566,962	2.29%
	manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $9,071,344)

		15,507,046	4.14%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 0.27%

1,141	Belimo Holding AG Registered Shares	$1,025,017	0.27%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)

		1,025,017	0.27%

Financial Services — 1.73%

60,000	Julius Baer Holding AG Registered Shares	2,327,065	0.62%
	Through subsidiaries, focuses on private banking and asset management for private and institutional clients. (Cost $2,275,481)

42,800	Partners Group Registered Shares	4,147,966	1.11%
	Global alternative asset management firm in private equity, private debt, private real estate, infrastructure and hedge funds. (Cost $3,499,084)

		6,475,031	1.73%

Food & Beverages — 20.20%

135	Lindt & Sprungli AG Registered Shares	2,979,173	0.80%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,930,000	Nestle SA1 Registered Shares	72,617,903	19.40%
	Largest food and beverage processing company in the world. (Cost $22,315,874)

		75,597,076	20.20%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 6.85%

498,000	ABB, Ltd. Registered Shares	$7,821,102	2.09%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $7,609,829)

6,440	Inficon Holding AG Registered Shares	562,549	0.15%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring system. (Cost $581,616)

25,744	Kuehne + Nagel International AG Registered Shares	2,014,449	0.54%
	Transports freight worldwide. (Cost $1,509,446)

33,400	Meyer Burger Technology AG2	5,150,274	1.37%
	manufactures industrial cutting equipment. (Cost $4,346,791)

160,000	Sulzer AG Registered Shares	10,121,834	2.70%
	Manufactures and sells surface coatings, pumps, process engineering equipment, and fuel cells. (Cost $10,331,454)

		25,670,208	6.85%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)
Medical Technology — 3.10%

344,000	Nobel Biocare Holding AG Registered Shares	$7,502,809	2.01%
	Develops and produces dental implants and dental prosthetics (Cost $8,303,941)

50,000	Sonova Holding AG Registered Shares	4,059,583	1.09%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $3,623,674)

		11,562,392	3.10%

Pharmaceuticals — 19.37%

687,000	Novartis AG1 Registered Shares	27,819,852	7.43%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $7,183,219)

329,000	Roche Holding AG1 Non-voting equity securities	44,681,440	11.94%
	Worldwide pharmaceutical company. (Cost $5,420,086)

		72,501,292	19.37%

Retailers — 1.38%

17,550	Galenica AG Registered Shares	5,167,935	1.38%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $2,147,767)

		5,167,935	1.38%

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — 3.30%

120,000	Kudelski SA Bearer Shares	$1,982,805	0.53%
	designs and manufactures digital security products. (Cost $1,737,001)

610,000	Temenos Group AG1,[2] Registered Shares	10,376,535	2.77%
	Provides integrated software for the banking sector. (Cost $6,166,755)

		12,359,340	3.30%

Utility Suppliers — 8.21%

35,023	Alpiq Holding, Ltd.[1]	14,161,523	3.79%
	Generates, transmits and distributes electricity throughout Europe. (Cost $16,949,030)

30,000	BKW FMB Energie AG Registered Shares	2,206,795	0.59%
	Produces electricity using nuclear, hydroelectric, solar, biomass and wind energy. (Cost $1,434,500)

16,095	Centralschweizerische Kraftwerke AG Registered Shares	5,549,745	1.48%
	Supplies electric power, operates and maintains distribution network facilities, constructs and installs equipment, and offers consulting services to its clients. (Cost $4,251,746)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Utility Suppliers — (continued)

1,500	Electrizitaets-Gesellschaft Laufenburg AG Bearer Shares	$1,424,762	0.38%
	Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $1,970,882)

5,000	Raetia Energie AG Participation Certificate	1,516,022	0.41%
	Generates and distributes electric power from its own hydroelectric stations, as well as from outside nuclear power suppliers of electric power. (Cost $2,035,541)

3,110	Romande Energie Holding SA Registered Shares	5,847,961	1.56%
	Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $7,533,642)

		30,706,808	8.21%

	Total Common Stocks (Cost $219,584,882)	333,975,159	89.24%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Private Equity and other Illiquid Direct Investments — 1.81%

	Aravis Biotech Il — Limited Partnership (Cost $1,399,911)2,3,4,[5]	$1,426,156	0.38%

133,200	Synosia Therapeutics Holding AG2,3,4,5	1,838,994	0.49%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $1,740,545)

	Zurmont Madison Private Equity, Limited Partnership (Cost $5,025,303)[2,3,4,5]	3,523,442	0.94%

	Total Private Equity and other Illiquid Direct Investments (Cost $8,165,759)	6,788,592	1.81%
Purchased Options — 1.53%
Call Warrants — 1.07%

1,200,000	Clariant AG Expires 07/17/09 at 7.00 CHF	129,097	0.03%

900,000	Credit Suisse Group Expires 12/18/09 at 56.00 CHF	2,838,490	0.76%

2,100,000	Julius Baer Holding AG Expires 03/19/10 at 60.00 CHF	248,899	0.07%

3,100,000	Swiss Re Expires 08/21/09 at 43.50 CHF	145,088	0.04%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	June 30, 2009

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Call Warrants — (continued)

800,000	UBS AG Expires 12/18/09 at 20.00 CHF	$198,612	0.05%

10,500,000	UBS AG Expires 03/19/10 at 25.00 CHF	439,290	0.12%

	Total Call Warrants (Cost $9,912,798)	3,999,476	1.07%
Put Warrants — 0.46%

5,800,000	SLI Expires 12/18/09 at 760.00 CHF	982,888	0.26%

4,350,000	SMIM Expires 12/18/09 at 950.00 CHF	588,773	0.16%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Put Warrants — (continued)

6,500,000	Swiss Life Expires 09/18/09 at 72.50 CHF	$167,946	0.04%

	Total Put Warrants (Cost $3,625,227)	1,739,607	0.46%

	Total Purchased Options (cost $13,538,025)	5,739,083	1.53%

	Total Investments* (Cost $241,288,666)	346,502,834	92.58%

	Cash and Other Assets less Other Liabilities, net	27,755,609	7.42%

	Net Assets	$374,258,443	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]	Investment made through a private equity transaction.
[4]	Security priced at Fair Value as determined by the Board’s valuation committee. At the end of the period, the value of these securities amounted to $6,788,592 or 1.81% of the Fund’s net assets.
[5]

Restricted security not registered under the Securities Act of 1933 other that Rule 144A securities. At the end of the period, the value of these securities amounted to $6,788,592 or 1.81% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007	$205,328
Aravis Biotech II, LP	February 21, 2008	399,343
Aravis Biotech II, LP	August 4, 2008	81,013
Aravis Biotech II, LP	February 16, 2009	427,125
Aravis Biotech II, LP	May 5, 2009	287,102
Synosia Therapeutics Holding AG	October 17, 2008	882,066
Synosia Therapeutics Holding AG	February 23, 2009	858,479
Zurmont Madison Private Equity, LP	September 13, 2007	97,251
Zurmont Madison Private Equity, LP	December 17, 2007	109,210
Zurmont Madison Private Equity, LP	February 28, 2008	3,225,333
Zurmont Madison Private Equity, LP	April 14, 2008	169,431
Zurmont Madison Private Equity, LP	June 26, 2008	154,642
Zurmont Madison Private Equity, LP	June 16, 2009	533,134
Zurmont Madison Private Equity, LP	June 29, 2009	736,302

		$8,165,759

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Options Written (Unaudited)	June 30, 2009

No. of Contracts	Company	Fair Value	Percent of Net Assets
Written Call Options — (0.16)%

(300,000)	Credit Suisse Group Expires 12/18/09 at $60.00 CHF	$(598,593)	(0.16)%

(500,000)	UBS Expires 08/21/09 at $20.00 CHF	(13,793)	—%

	Total Written Call Options (Proceeds $(1,190,366))	$(612,386)	(0.16)%

*	Cost for Federal income tax purposes is $242,506,808 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$133,269,349
Gross Unrealized Depreciation	(29,273,323)

Net Unrealized Appreciation (Depreciation)	$103,996,026

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of June 30, 2009. These descriptions have not been audited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2009

Assets:
Investments, at value (cost $241,288,666)		$346,502,834
Cash		12,360,712
Cash in foreign currency (cost $27,091,946)*		27,122,953
Tax reclaims receivable		1,689,628
Receivable for securities sold		967,561
Prepaid expenses		35,144

Total assets		388,678,832

Liabilities:
Payable for securities purchased		1,129,922
Income payable		227,263
Capital gains payable		11,882,602
Call options written at value (Premiums received $1,190,366)		612,386
Advisory fees payable (Note 2)		256,200
Directors’ fees and expenses		66,193
Other fees payable		245,823

Total liabilities		14,420,389

Net assets		$374,258,443

Composition of Net Assets:
Paid-in capital		307,393,779
Distributable earnings
Undistributed net investment income	222,715
Accumulated net realized loss from investment and foreign currency transactions	(39,265,431)
Net unrealized appreciation on investments and foreign currency	105,907,380

Total distributable earnings		66,864,664

Net assets		$374,258,443

Net Asset Value Per Share:
($374,258,443 ÷ 32,466,127 shares outstanding, 50 million shares authorized)		$11.53

*	Value in USD consists of 29,494,533 Swiss Francs and 1,989 Euros.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2009

Investment income:
Dividends (less foreign tax withheld of $1,197,638)	$6,786,613
Interest	13,738

Total Income	6,800,351

Expenses:
Investment advisory fees (Note 2)	1,477,552
Directors’ fees & expenses	198,953
Professional fees	177,428
Administration fees	136,612
Custody fees	42,921
Printing and shareholder reports	81,945
Accounting fees	48,895
Transfer agent fees	11,295
Miscellaneous	170,058

Total expenses	2,345,659

Net investment income	4,454,692

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	(45,611,722)
Foreign currency transactions (Note 1)	5,565,783
Written options	1,181,547
Net change in unrealized appreciation/depreciation from:
Investments	(39,746,937)
Foreign currencies	(9,115,301)
Written options	577,980

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(87,148,650)

Net Decrease in Net Assets from Operations	$(82,693,958)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Six Months Ended June 30, 2009[1]	For the Year Ended December 31, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,454,692	$2,709,651
Net realized gain (loss) from:
Investment transactions	(45,611,722)	12,231,595
Foreign currency transactions	5,565,783	(4,414,289)
Written Options	1,181,547	—
Net change in unrealized appreciation/depreciation from:
Investments	(39,746,937)	(168,337,191)
Foreign currencies	(9,115,301)	8,000,303
Written Options	577,980	—

Net decrease in net assets from operations	(82,693,958)	(149,809,931)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(227,263)	(2,760,916)
Net realized capital gain	(11,882,602)	(7,936,908)

Total distributions to stockholders	(12,109,865)	(10,697,824)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	—	19,177,589
Value of shares repurchased through stock buyback	—	(11,523,023)

Total increase from capital share transactions	—	7,654,566

Total decrease in net assets	(94,803,823)	(152,853,189)
Net Assets:
Beginning of year	469,062,266	621,915,455

End of period (including undistributed net investment income of $222,715 and $(4,004,714) respectively)	$374,258,443	$469,062,266

[1]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2009[1]	For the Years Ended December 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value at the beginning of period	$14.45	$19.34	$20.61	$17.47	$16.79	$15.31

Income from Investment Operations:
Net Investment income (expenses in excess of income)	0.14 [2]	0.08 [2]	0.02 [2]	0.02 [2]	0.05 [2]	(0.01)
Net realized and unrealized gain (loss) on investments[3]	(2.68)	(4.65)	1.98	5.14	2.24	2.41

Total from investment operations	(2.54)	(4.57)	2.00	5.16	2.29	2.40

Gain from capital share repurchases	—	0.08	0.04	0.03	0.04	0.02
Capital charge resulting from the issuance of fund shares	—	(0.08)	(1.36)[4]	(0.07)	(0.04)	—

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.01)	(0.08)	—	(0.03)	(0.02)	(0.10)
Dividends in excess of net investment income	—	—	—	—	—	(0.01)
Distributions from net realized capital gains	(0.37)	(0.24)	(1.95)	(1.95)	(1.59)	(0.83)

Total distributions	(0.38)	(0.32)	(1.95)	(1.98)	(1.61)	(0.94)

Net asset value at end of period	$11.53	$14.45	$19.34	$20.61	$17.47	$16.79

Market value per share at end of period	$9.67	$12.43	$16.50	$19.10	$15.31	$14.95

Total Investment Return[5]:
Based on market value per share[9]	(19.20)%	(22.98)%	(3.39)%	37.64%	13.11%	23.65%
Based on net asset value per share[9]	(17.30)%	(23.62)%	4.95%[6]	30.16%	14.92%	17.19%
Ratios to Average Net Assets[8]:
Net Expenses (after waivers/reimbursements)	1.25%	1.10%	1.10%	1.17%	1.19%	1.14%
Gross expenses	1.25%	1.12%	1.10%	1.17%	1.19%	1.14%
Net investment income (expenses in excess of income)	2.36%	0.49%	0.12%[7]	0.09%	0.27%	(0.08)%
Supplemental Data:
Net Assets at end of period (000’s)	$374,258	$469,062	$621,915	$502,815	$419,814	$401,514
Average net assets during period (000’s)	$379,883	$554,386	$599,573	$484,631	$415,074	$378,205
Stockholders of record[1]	672	695	736	794	740	926
Portfolio turnover rate[9]	67%	66%	26%	34%	37%	41%

[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain (loss).
[4]	Issued in connection with rights offering.
[5]

Total investment return based on market value differs from total investment return based on net asset value due to changes in relationship between the Fund's market price and its net asset value per share.

[6]

Not including the rights offering dilution the NAV performance as of 12/31/07 was 12.14% in US Dollar terms. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per share capital change resulting from the issuance of fund shares.

[7]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
[8]	Annualized for periods less than one year.
[9]	Not Annualized for periods less than one year.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances, as fully described in its prospectus.

B. Valuation at Securities

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

As of June 30, 2009, Aravis Biotech II, LP, Synosia Therapeutics Holding AG, and Zurmont Madison Private Equity, LP

are restricted securities priced at fair value as determined by the Board’s Pricing Committee pursuant to the Board’s valuation procedures.

SWX-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price, or if there are not such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3
	Quoted Prices	Other Significant Observable Inputs	Significant Observable
Investments in Securities
Common Stock
Banks	$27,930,578	$—	$—
Biotechnology	49,472,436
Food & Beverages	75,597,076
Industrial Goods & Services	25,670,208
Pharmaceuticals	72,501,292
Utility Suppliers	30,706,808
Other Common Stock	52,096,761

Total Common Stock	333,975,159	—	—

Private Equity and Other Illiquid Direct Investments	—	—	6,788,592
Purchased Options	5,739,083	—	—

Total Investments in Securities	$339,714,242	$—	$6,788,592

Other Financial Instruments
Written Options	(612,386)	—	—

Total Other Financial Instruments	$(612,386)	$—	$—

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments In Securities
Private Equity and other Illiquid Direct Investments
Balance as of 12/31/2008	$4,458,216
Accrued Accretion/(Amortization)	—
Change in Unrealized Appreciation/Depreciation	(487,477)
Net Purchase/(Sales)	2,817,853
Transfers In/(Out) of Level 3	—

Balance as of 06/30/2009	$6,788,592

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for Federal income tax treatment of foreign currency gain/losses.

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, includ-

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

ing investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal, Delaware state and foreign tax returns. No income tax returns are currently under examination. The Fund’s U.S. federal tax returns remain open for examination for the years ended December 31, 2005 through December 31, 2008. The Fund’s Delaware state tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2008. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions that remain open subject to examination based on varying statutes of limitations.

F. Securities Lending Income

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the period ended June 30, 2009.

G. Options

The Fund may write call and put options on instruments in which it may invest to manage the Fund’s exposure to changing security prices and produce income from option premiums. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transactions in options written during the six months ended June 30, 2009, were as follows:

Options Transactions	Number of Contracts	Premiums Received
Outstanding, December 31, 2008	—	$—
Written	1,230,000	2,646,276
Exercised	—	—
Expired	—	—
Closed	(430,000)	(1,455,910)

Outstanding, June 30, 2009	800,000	$1,190,366

Market Value of Liability, June 30, 2009		$612,386

Effective January 1 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Details of the disclosures are as follows as of June 30, 2009:

Derivatives not accounted for as hedging instruments under Statement 133	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts	Call Options written at value	$(612,386)

Purchased Options	Investments at Value	5,739,083

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Derivatives not accounted for as hedging instruments under Statement 133	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts	Net Realized gain (loss) from Written options/ Net change in unrealized appreciation/ depreciation from Written options	$1,181,547	$577,980

Purchased Options	Net Realized gain (loss) from Investment transactions/ Net change in unrealized appreciation/ depreciation from Investments	(35,741,451)	(4,629,950)

H. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using pre-

vailing exchange rates. The cost basis of foreign denominated assets & liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

I. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million, and 0.45%

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

of such assets in excess of $800 million. The Fund paid the Advisor $1,477,552 in investment advisory fees for the six months ended June 30, 2009. The Fund paid Hottinger & Cie (Zurich) $39,777 in brokerage commissions for the six months ended June 30, 2009.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the “Committee”) of the Board. During the six months ended June 30, 2009, the Committee allocated $4,000 of expenses incurred in connection with publicizing the Fund as follows: $2,000 to the Fund and $2,000 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Fees

Citi Fund Services, Ohio, Inc. (“Citi”) provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund’s transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

Citibank. N.A. serves as the Fund’s custodian (the “Custodian”), and the Fund pays the custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund or its Advisor approximately $32,809 per annum in compensation, except for the Chairman of the Board to whom the fund pays an annual fee of approximately $44,809 and for the Chairmen of the Audit Committee and the Governance/Nominating Committee to each of whom the Fund pays an annual fee of approximately $37,809. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended, and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors’ fees and expenses payable of $66,193 shown on the Statements of Assets and Liabilities represent total dollars owed to Directors that have been accrued and not paid. Directors’ fees and expenses of $198,953 shown on the Statement of Operations represent the portion of Directors’ fees and expenses accrued during the period January 1, 2009 through June 30, 2009. These fees are calculated by projecting Directors’ fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 191,987 of the 32,466,127 shares outstanding on June 30, 2009. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Sale of Shares	—	$—	—	$—
Dividends Reinvested	—	—	1,198,150	19,177,589
Repurchased	—	—	(888,630)	(11,523,023)

Net increase	—	—	309,520	$7,654,566

Note 5—Federal Income Tax and Investment Transactions

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following year for tax purposes. The Fund had $3,317,371 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$213,657
Undistributed Long-Term Gain	11,881,937
Capital and Other Losses	(3,317,371)
Unrealized Appreciation	152,890,264

Total	$161,668,487

Gains from foreign currency transactions are to be treated as ordinary income for Federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2009 were $220,999,689 and $213,863,867, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. The Board has authorized the Fund to repurchase up to 500,000 shares during 2009. The Fund did not repurchase any shares pursuant to this authorization during the six months ended June 30, 2009.

Note 7—Recently Issued Accounting Pronouncements

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management has evaluated FAS 161 and determined that it will not have a material impact on the Fund’s financial statements. FAS 161 does, however, require enhanced disclosure about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s position, performance and cash flows.

In April 2009, the FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“FSP 157-4”) FSP 157-4

is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. There was no impact to the Fund’s net assets, fair value measurements or results of operations upon adoption, however, these accounting standards do require additional disclosures.

Note 8—Private Equity and Other Illiquid Direct Investments

As of June 30, 2009, the Fund was invested in two private equity funds and one direct illiquid investment. The Fund’s investments are summarized in the Schedule of Investments. The Fund made capital commitments to private equity funds of $12,872,971 (14,000,000 Swiss francs) for Zurmont Madison Private Equity, LP, with $7,960,719 (8,657,680 Swiss francs) outstanding at June 30, 2009, and $2,988,368 (3,250,000 Swiss francs) for Aravis Biotech II, LP, with $1,496,495 (1,627,513 Swiss francs) outstanding at June 30, 2009. Additionally, the Fund made a direct investment in Synosia Therapeutics Holding AG of $1,838,994 (1,999,998 Swiss francs).

Note 9—Advisory Agreement Approval

At a meeting on June 10, 2009 the Fund’s Independent Directors met in executive session to consider the proposal to approve a renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with HCC. They carefully evaluated information that they deemed necessary to enable them to determine that the Agreement would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund’s performance and expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

that HCC or its parent derived from managing the Fund. The Directors considered the possible impact of a recent court decision on board responsibilities with respect to considering investment advisory agreements and after consultation with counsel determined that the decision, while interesting, was not a controlling precedent for their decision. They concluded they would continue to watch judicial developments and the industry’s reaction to decisions concerning Directors’ responsibilities with respect to approval of investment advisory agreements.

The Independent Directors reviewed the Fund’s investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs because the Fund’s portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure. On that basis, the Independent Directors compared the Fund’s one- and three-year investment performance as well as its longer term performance with the Swiss Performance Index (“SPI”), with the performance of the Swiss iShares traded on the New York Stock Exchange, and with the performance of a peer group of equity investment funds of comparable or larger size managed by Swiss advisers with publicly available performance information. In comparing the Fund’s performance with the performance of the SPI, the Independent Directors considered the fact that, unlike the Fund, the performance of the SPI did not include the impact of any expenses. As a result of this evaluation, the Independent Directors concluded that, while the Fund had not performed as well as its benchmark for the first four months of 2009, due to the Fund’s lower exposure to the market in general and in particular to the industrial and financial sectors, the Fund had outperformed the SPI by 6.5% in 2008, its investments were consistent with its management philosophy and the Fund’s performance for the cumulative period from December 31, 1996 to April 30, 2009 was above that of its peer group for the same period and just under the performance of the SPI for the same period. The Independent Directors determined that the Fund’s overall performance was satisfactory.

While the Independent Directors noted the extent to which the market price per share of the Fund was lower than its net asset value per share, as it has been in the past, they determined that this was essentially unrelated to HCC’s investment performance.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end European country funds. The Independent Directors determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund’s unaffiliated Administrator, were among the lowest in each group. The Independent Directors determined that the combined investment advisory fee and administration fee was also lower than the fees HCC’s parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC including breakpoints at various asset levels. They discussed the increase in the Fund’s net assets by $130 million from the 2007 rights offering to $662 million upon completion of the offering, the related increase in advisory fees payable to HCC and where the resulting asset level had fallen on the breakpoint schedule. They noted that breakpoints allowed the Fund to share in economies of scale as its asset base grew. They further noted that in 2008 HCC had voluntarily offered and had agreed to further adjust the breakpoints in its fees by introducing a new breakpoint of 0.45% of month-end net assets in excess of $800 million. As a result of the general market decline, the Fund’s net assets at April 30, 2009 were $369 million.

The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing the Fund’s investment strategies, and the complexity of the Swiss securities market. The Independent Directors acknowledged that the recent changes in the Fund’s investment policies to permit investments in private equity and real estate, the use of options and the need to manage the rights offering proceeds accordingly had required additional effort on the part of HCC. The Independent Directors determined that HCC’s services to the Fund were highly professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC’s parent in Switzerland were all desirable factors. The Independent Directors considered the recent change of the chief executive officer

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

of HCC as well as other matters relating to HCC’s parent and determined that these matters would not adversely impact the level and continuity of the services rendered by HCC, particularly as the Hottinger group had repeated its intention to continue to support HCC. The Independent Directors also considered that HCC had increased its staff, including expertise in health care, biotechnology and private equity investments.

The Independent Directors considered the financial condition of HCC, noting that the advisory fees it received from the Fund comprised the majority of its revenue. The Independent Directors concluded that HCC’s financial condition was sound and that although its profitability had declined due to the reduced levels of fee income from the Fund and dividend and other income, the fees from the Fund were reasonable for the services it provided to the Fund. The Independent Directors considered other benefits that HCC or its parent could be considered to derive from its relationship with the Fund including very limited brokerage commissions from executing Fund transactions, and the marketing value of the Fund’s performance in attracting other clients. The Independent Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors and the assistance of independent legal counsel, the Independent Directors concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by HCC and therefore approved the Agreement.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Results of Annual Meeting of Stockholders

At the Annual Meeting of Stockholders, held June 10, 2009 shares were voted as follows on the proposals presented to the stockholders:

1. To elect three Class III Directors to serve for a three year term:

Nominee	For	Withheld
Paul Hottinguer	18,892,578	8,508,814
Michael Kraynak, Jr.	19,328,825	8,072,567
Stephen K. West, Esq.	18,787,023	8,614,369

2. To ratify the selection by the Board of Directors of Deloitte and Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2009:

For	Against	Abstain
26,355,632	781,991	263,167

3. To approve changes to certain of the Fund’s fundamental investment policies and restrictions to permit the Fund to enter into futures and forward contracts and certain options contracts:

For	Against	Abstain
10,071,419	6,809,826	227,644

Broker non-votes were considered shares present for purposes of determining a quorum but were not voted in favor of a Proposal. As a result, because they were not votes cast “FOR” a Proposal, they had effect of a vote “AGAINST” Proposal 3.

Thus, each Proposal, except for Proposal 3, was approved by the stockholders of the Fund.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 16, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR and Form N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund affects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence? Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Semi-Annual Report

For the

Six Months Ended

June 30, 2009

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Executive Officer

Date 8/28/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Executive Officer

Date 8/28/09

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Financial Officer

Date 8/28/09